EXHIBIT 10.4

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING DO-C9	PAGE OF PAGES
1 15

2. CONTRACT (Proc. Inst. Ident.) NO. MDA972-03-C-0052	3. EFFECTIVE DATE April 21, 2003	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

5. ISSUED BY DARPA CMO ATTN: ALGERIA K. TATE 3701 NORTH FAIRFAX DRIVE ARLINGTON VA 22203-1714	CODE	HR0011	6. ADMINISTERED BY (If other than Item 5) DCMA SANTA ANA 34 CIVIC CENTER PLAZA RM 813A SANTA ANA CA 92701	CODE	S0513A

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)		8. DELIVERY ☐ FOB ORIGIN ☒ OTHER (See below)
IRVINE SENSORS CORPORATION
3001 REDHILL AVE BLDG 3-108		9. DISCOUNT FOR PROMPT PAYMENT
COSTA MESA CA 92626-4526		None

		10. SUBMIT INVOICES 3	ITEM
(4 copies unless otherwise specified)
		TO THE ADDRESS	Section G
CODE 54266	FACILITY CODE	SHOWN IN:

11. SHIP TO/MARK FOR DARPA DR. RONALD J. REPKA ATTN: TACTICAL TECHNOLOGY OFFICE 3701 NORTH FAIRFAX DRIVE ARLINGTON VA 22203-1714	CODE	HR0011	12. PAYMENT WILL BE MADE BY DFAS COLUMBUS CENTER WEST ENTITLEMENT OPERATIONS P.O. BOX 182381 COLUMBUS OH 43218-2381	CODE	HQ0339

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☒ 10 U.S.C. 2304(c) (1) ☐ 41 U.S.C. 253(c)( )	14. ACCOUNTING AND APPROPRIATION DATA See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D.UNIT	15E. UNIT PRICE	15F. AMOUNT

	SEE SCHEDULE

		15G. TOTAL AMOUNT OF CONTRACT			$3,053,914

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)

PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES

☒	A	SOLICITATION/CONTRACT FORM	1 - 1	☒	I	CONTRACT CLAUSES	11

☒	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2	PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

☒	C	DESCRIPTION/ SPECS./ WORK STATEMENT	2	☒	J	LIST OF ATTACHMENTS	15

☒	D	PACKAGING AND MARKING	4	PART IV – REPRESENTATIONS AND INSTRUCTIONS

☒	E	INSPECTION AND ACCEPTANCE	4		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

☒	F	DELIVERIES OR PERFORMANCE	4

☒	G	CONTRACT ADMINISTRATION DATA	6		L	INSTRS., CONDS., AND NOTICES TO OFFERORS

☒	H	SPECIAL CONTRACT REQUIREMENTS	8		M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT.          Contractor is required to sign this document and return 2      copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.
(Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.)     Your offer on Solicitation Number _____________________________________________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)			20A. NAME AND TITLE OF CONTRACTING OFFICER

[ILLEGIBLE]			Algeria K. Tate

19B. NAME OF CONTRACTOR		19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

BY	/s/ [ILLEGIBLE]	4/15/03	BY	/s/ ALGERIA K. TATE	4/21/2003

	(signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-8)

PREVIOUS EDITION UNUSABLE	GPO 1985 O - 469-794	Prescribed by GSA FAR (48 CFR) 53.214(a)

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SECTION B Supplies or Services and Prices

CONTRACT LINE ITEM NUMBER	SUPPLIES/SERVICES	ESTIMATED COST	FIXED FEE	TOTAL EST. COST PLUS FIXED FEE

0001	The Contractor shall perform Wearable Data Recorder effort in support of Varuna Program in accordance with the Statement of Work incorporated herein by reference	$2,849,917.00	$203,997.00	$3,053,914.00
	PURCHASE REQUEST NUMBER P624/00/01
	ACRN AB Funded Amount: $94,000.00 ACRN AA Funded Amount: $2,655,000.00
0002	Reports and Data and Other Deliverables in accordance with Section C-2	*NSP	*NSP	*NSP
TOTAL CONTRACT CONSIDERATION:		$2,849,917.00	$203,997.00	$3,053,914.00
*NSP = Not Separately Priced

SECTION C Descriptions and Specifications

C-1     Scope of Work

           (a)  The Contractor shall furnish the necessary personnel, materials, facilities and other services as may be required to perform Contract Line Items (CLINs) 0001 and 0002, in accordance with the Contractor’s technical proposal entitled, “Wearable Data Recorder,” reference number 2002-056 and 2002-056, Rev. 001.  Specifically, the Contractor shall design, develop and demonstrate a miniature audio recorder system according to the Statement of Work which is incorporated herein and made part of the contract by reference.  Copies of the Contractor’s technical proposal and Statement of Work are in possession of both parties.

           (b)  In the event of an inconsistency between the provisions of this contract and the technical proposal, the inconsistency shall be resolved by giving precedence in the following order:  (1) the contract, (2) the attachments to the contract, and then (3) the technical proposal.

C-2     Deliverables

            (a)  The Contractor shall submit the following reports and data and other deliverables in accordance with the delivery schedule set forth in Section F.

1. MONTHLY R&D PROGRESS, STATUS AND MANAGEMENT REPORT.

This brief narrative shall contain the following:
•	For first report only: the date work actually started.
•	Brief description of progress during the reporting period.
•	Planned activities and milestones for next reporting period.
•	Description of any major items of experimental or special equipment purchased or constructed during the reporting period.
•	Notification of any changes in key personnel associated with the contract during the reporting period.

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•	Summary of substantive information derived from noteworthy trips, meetings, and special conferences held in connection with the contract during the reporting period.
•	Summary of all problems or areas of concern.
•	Summary of subcontractor(s) progress, interactions, noteworthy accomplishments.
•	Related accomplishments since last report.
•	Fiscal status to include reporting of summary level financial data in the following format:

MONTHLY FINANCIAL REPORT
PROGRAM FINANCIAL STATUS

WORK BREAKDOWN	CUMULATIVE TO DATE				AT COMPLETION
STRUCTURE OR TASK ELEMENT	PLANNED EXPEND	ACTUAL EXPEND	% COMPL	BAC*	LRE*	REMARKS

Subtotal

Management Reserve or

Unallocated Resources

TOTAL

*Budget At Completion (BAC) changes only with the amount of any scope changes (not affected by underrun/overrun)

** Latest Revised Estimate (LRE)

                    2.  CONCEPT REVIEW (CR), PRELIMINARY DESIGN REVIEW (PDR), CRITICAL DESIGN REVIEW (CDR), AND OTHER TECHNICAL/TEST REVIEWS.  The Contractor shall conduct the Concept Review, Preliminary Design Review, Critical Design Review, and other technical/test reviews according to Section F-2 of the contract.  All presentation materials and review documentation packages shall also be provided to the Government.  Contractor’s format is acceptable.

                    3.  TEST REPORTS AND PROTOTYPE DEVICES.  The Contractor shall deliver breadboard hardware test report to the Government within fourteen (14) days after the Preliminary Design Review.  The Contractor shall also deliver two (2) prototype devices - special purpose audio recorders, and a prototype hardware test report upon completion of the contract.

                    4.  FINAL REPORT.  The report shall provide a comprehensive summary of the entire research effort at the end of the contract, referencing (where applicable) previously submitted monthly status and financial reports, and interim reports (if any) and program reviews.  Contractor format is acceptable.

The Final Report summary shall include:
•	Task Objectives
•	Technical Problems
•	General Methodology (i.e., literature review, laboratory experiment(s), survey(s), etc.)
•	Technical results
•	Important Findings and Conclusions
•	Significant Hardware/Software Development
•	Special Comments
•	Implications for Further Research
•	Standard Form 298, Report Documentation Page
•	Data Deliverable Updates

          (b)  Reports delivered by the Contractor in the performance of the contract shall be considered “Technical Data” as defined in the applicable Rights in Technical Data clause in Section I of this contract.

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          (c)  Bulky reports shall be mailed by other than first-class mail unless the urgency of submission requires use of first-class mail.  In this case, mail one copy first-class and the remaining copies forwarded by less than first-class mail.

          (d)  All papers and articles published as a result of DARPA sponsored research shall include a statement reflecting that sponsorship.  A bibliography of the titles and authors of all such papers shall be included in the Final Report.

          (e)  The cover/title page of each of the above reports or publications prepared will have the following citation:

Sponsored by
Defense Advanced Research Projects Agency
Tactical Technology Office (TTO)
Program: Wearable Data Recorder in support of Varuna Program
ARPA Order Nos. P624/00/01, Program Code: 2G10 and 3G10
Issued by DARPA/CMO under Contract No. MDA972-03-C-0052

          (f)  The title page shall include a disclaimer worded substantially as follows:

                    “The views and conclusions contained in this document are those of the authors and should not be interpreted as representing the official policies, either expressed or implied, of the Defense Advanced Research Projects Agency or the U.S. Government.”

          (g)  All technical reports must (1) be prepared in accordance with American National Standards Institute (ANSI) Standard Z39.18;  (2) include a Standard Form 298, and (3) be marked with an appropriate distribution statement.

SECTION D Packaging and Marking

D-1     Packaging and Marking

           All items shall be preserved, packaged, packed and marked in accordance with best commercial practices to meet the packing requirements of the carrier, and to ensure safe delivery at destination.

SECTION E Inspection and Acceptance

E-1     Inspection and Acceptance

Inspection and acceptance of the supplies or services to be furnished hereunder shall be made at destination by the receiving activity.

SECTION F Deliveries or Performance

F-1     Term of Contract

           The term of the basic contract, CLINs 0001 and 0002, commences on March 27, 2003 as authorized under the Advance Agreement to Authorize Incurrence of Precontract Costs (see Attachment No. 1) and continues through June 26, 2004.

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F-2     Reports and Other Deliverables

           Delivery of all reports and data and other deliverables shall be made to the addressees specified in Section F-3 in accordance with the following:

Description	Due Date

Monthly R&D Progress, Status and Management Report	First report only - no later than May 4, 2003 Subsequent report - monthly thereafter
Concept Review (CR)	Three (3) months from the start date of contract performance
Preliminary Design Review (PDR)	Six (6) months from the start date of contract performance
Critical Design Review (CDR)	Nine (9) months from the start date of contract performance
Other Technical/Test Reviews	As Required
Presentation Materials and Review Documentation packages	Within fifteen (15) days after completion of reviews
Breadboard Hardware Test Report	Within fifteen (15) days after completion of PDR
Prototype Hardware Test Report and Two Prototype Devices - Special Purpose Audio Recorders	Upon completion of the contract
Final Report	One time, within thirty (30) days after completion of the contract

F-3     Distribution of Reports and Other Deliverables

(a)	DARPA/Contracts Management Office (CMO)
ATTN: Algeria K. Tate
3701 N. Fairfax Drive
Arlington, VA 22203-1714
(One copy of Monthly R&D Progress, Status and Management Report, and Final Report)

(b)	DARPA/Tactical Technology Office (TTO)
ATTN: Dr. Ronald J. Repka
3701 N. Fairfax Drive
Arlington, VA 22203-1714
(One ORIGINAL of all reports/deliverables, and two prototype devices described in Section C-2(a)3.)

(c)	DARPA/Tactical Technology Office (TTO)
ATTN: Jeffrey A. Smith, Assistant Director, Program Management
3701 N. Fairfax Drive
Arlington, VA 22203-1714
(One copy of Monthly R&D Progress, Status and Management Report, and Final Report; reports can also be emailed to adpm.tto@darpa.mil)

(d)	DARPA/Library
3701 N. Fairfax Drive
Arlington, VA 22203-1714
(One copy of Monthly R&D Progress, Status and Management Report, and Final Report; reports can also be emailed to library@darpa.mil)

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(e)	Administrative Contracting Officer
Defense Contracts Management Agency (DCMA) Santa Ana
34 Civic Center Plaza
Room 813A
Santa Ana, CA 92701-4056
(One copy of Monthly R&D Progress, Status and Management Report, and Final Report)

(f)	Defense Technical Information Center (DTIC)
8725 John J. Kingman Road
Suite 0944
Fort Belvoir, VA 22060-0944
(Two copy of Final Report only; a copy of the Final Report can also be emailed to TR@dtic.mil)

F-4     Notice Regarding Late Delivery

In the event the Contractor anticipates difficulty in complying with the contract delivery schedule, the Contractor shall immediately notify the Contracting Officer in writing, giving pertinent details, including the date by which it expects to make delivery; PROVIDED, however, that this date shall be informational only in character and the receipt thereof shall not be construed as a waiver by the Government of any contract delivery schedule, or any rights or remedies provided by law or under this contract.

SECTION G Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

ACRN AA	9730400 1320 P624 P3G10 2525 DPAC 3 5271 S12136 62702E
AMOUNT:	$2,655,000.00

ACRN AB	9720400 1320 P624 P2G10 2525 DPAC 2 5536 S12123 62702E
AMOUNT:	$94,000.00

G-1     Procuring Office Representative

           The Procuring Office Representative for this contract is Ms. Algeria K. Tate, DARPA/CMO, 3701 North Fairfax Drive, Arlington, VA 22203-1714, telephone (703) 696-2384, E-mail: atate@darpa.mil; FAX (571) 218-4670.

G-2     Delegation of Authority For Contract Administration

           Defense Contract Management Agency (DCMA) Santa Ana, as set forth in Block 6 of the Standard Form (SF) 26, is hereby designated as the Contracting Officer’s authorized representative for administering this contract in accordance with current directives; however, technical cognizance is retained by DARPA because of the technical nature of the work.

G-3     Contracting Officer’s Representative (COR)

           (a)  Dr. Ronald J. Repka, DARPA Tactical Technology Office (TTO), is hereby designated the cognizant Contracting Officer’s Representative (COR) who will represent the Contracting Officer in the administration of technical details within the scope of this contract including inspection and acceptance.  The COR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government.  The COR does not have the authority to alter the Contractor’s obligations or change the specifications in the contract.

            (b)  COR technical direction shall not include any direction which:

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(1) Constitutes additional work outside the scope of work;

(2) Constitutes a change as defined in the Section I contract clause entitled “Changes;”

(3) In any manner causes an increase or decrease in the total price or period of performance;

(4) Changes any of the stated terms, conditions, or specifications of the contract.

           (c)  Notwithstanding any other provisions of this contract, the Contracting Officer is the only individual authorized to redirect the effort or in any way amend or modify any of the terms of this contract.  If, as a result of technical discussions, it is desirable to alter contract obligations or statement of work, a modification must be issued in writing and signed by the Contracting Officer.

G-4     Accounting and Appropriation Data

           Refer to the Accounting and Appropriate Data indicated above under Section G.

G-5     Payment/Invoices

           (a)  Vouchers - Original plus three (3) copies, identified by contract number, with supporting statements, shall be submitted monthly for review and provisional approval to the cognizant audit agency listed below:

Defense Contract Audit Agency
Western Region
Santa Ana Branch Office
3 Hutton Centre Drive, Suite 750
Santa Ana, CA 92707-5704

            (b)  In addition to the above, one copy of each voucher submitted for payment shall be submitted to the Contracting Officer and the COR of this contract.

G-6     Payment Instructions for Multiple Accounting Classification Citations

           Payments under contract line items funded by multiple accounting classification citations shall be made from the earliest available fiscal year funding sources.  The earliest assigned ACRN must be fully disbursed before making disbursements from a succeeding ACRN.

G-7     Electronic Funds Transfer Payment Methods

           Pursuant to FAR 52.232-33, payments under this contract will be made by electronic funds transfer (EFT) in accordance with the following contractor-provided information:

Financial Institution and address:	U.S. Bank 4100 Newport Place Newport Beach, CA 92660
Contractor’s Corporate Account Number:	1-638-00540060
ABA / Routing Number:	122235821

G-8     Explanation of Limitation of Funds

           The total estimated cost plus fixed fee of the contract set forth in Section B shall be subject to incremental funding with $2,749,000.00 presently available and allotted under this contract.  Of the total funding presently available, $2,565,371.00 has been allotted to the total estimated cost and $183,629.00has been allotted to the fixed fee.  Except in accordance with the clause at FAR 52.232-22, “Limitation of Funds,” no legal liability on the part of

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the Government for payment of any money in excess of $2,749,000.00shall arise unless and until additional funds are made available by the Contracting Officer through written modification of this contract.

SECTION H Special Contract Requirements

H-1     Contracting Officer

           Notwithstanding any other provision of this contract, the Contracting Officer is the only individual authorized to redirect the effort or in any way amend or modify any of the terms of this contract.

H-2     Type of Contract

           This is a Cost Plus Fixed Fee, Completion contract.

H-3     Public Release or Dissemination of Information

            (a)  There shall be no dissemination or publication, except within and between the Contractor and any subcontractors, of information developed under this contract or contained in the reports to be furnished pursuant to this contract without prior written approval of the COR.

            (b)  All technical reports developed under the contract will be given proper review by appropriate authority to determine which distribution statement is to be applied prior to any distribution.

            (c)  When submitting material for clearance for open publication, the Contractor must submit five (5) copies to DARPA Security and Intelligence Directorate (SID) and allow for four (4) weeks for processing.  If the paper is to be presented at a meeting, the contractor must indicate the subject and the exact date of the meeting, or deadline date, for submitting material.  A full and final text of material requiring review, including any supplemental audiovisual material, shall be submitted.  Notes, abstracts, outlines or viewgraphs shall not be cleared as substitutes for a complete text.

H-4     Invention Disclosures and Reports

           The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer (ACO).

H-5     Restrictions on Printing

           Unless otherwise authorized in writing by the Contracting Officer, reports, data, or other written material produced using funds provided by this contract and submitted hereunder shall be reproduced only by duplicating processes and shall not exceed 5,000 single page reports or a total of 25,000 pages of a multiple-page report.  These restrictions do not preclude the writing, editing, preparation of manuscript or reproducible copy of related illustrative materials if required as a part of this contract, or incidental printing such as forms or materials necessary to be used by the Contractor to respond to the terms of the contract.

H-6     Insurance Schedule

           The Contractor shall maintain the types of insurance and coverage listed below:

	Type of Insurance	Minimum Amount

(1)	Workmen’s Compensation and all occupational disease.	As required by State Law
(2)	Employer’s Liability including all occupational disease when not so covered in Workmen’s Compensation above	$100,000.00 per accident
(3)	General Liability (Comprehensive).
	Bodily Injury per occurrence	$500,000.00
(4)	Automotive Liability (Comprehensive).
	Bodily Injury per person	$200,000.00
	Bodily Injury per occurrence	$500,000.00
	Property Damage per accident	$20,000.00

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H-7     Metric System

           (a)  The Defense Advanced Research Projects Agency (DARPA) will consider the use of the metric system in all of its activities consistent with operational, economical, technical and safety requirements.

           (b)  The metric system will be considered for use in all new designs.  When it is deemed not to be in the best interest of the DoD to provide metric design, justification shall be provided.

           (c)  Physical and operational interfaces between metric items and U.S. customary items will be designed to assure that interchangeability and interoperability will not be affected.

           (d)  Existing designs dimensioned in U.S. customary units will be converted to metric units only if determined to be necessary or advantageous.  Unnecessary retrofit of existing systems with new metric components will be avoided where both the new metric and existing units are interchangeable and interoperable.  Normally, the system of measurement in which an item is originally designed will be retained for the life of the item.

           (e)  During the metric transition phase hybrid metric and U.S. customary designs will be necessary and acceptable.  Material components, parts, subassemblies, and semifabricated materials, which are of commercial design will be specified in metric units only when economically available and technically adequate or when it is otherwise specifically determined to be in the best interest of the Department of Defense.  Bulk materials will be specified and accepted in metric units when it is expedient or economic to do so.

           (f)  Technical reports, studies, and position papers (except those pertaining to items dimensioned in U.S. customary units) will include metric units of measurement in addition to or in lieu of U.S. customary units.  With respect to existing contracts, this requirement applies only if such documentation can be obtained without an increase in contract costs.

           (g)  Use of the dual dimensions (i.e., both metric and U.S. customary dimensions) on drawings will be avoided unless it is determined in specific instances that such usage will be beneficial.  However, the use of tables on the document to translate dimensions from one system of measurement to the other is acceptable.

H-8     Proprietary Technical Data and Computer Software

           Any deliverable technical data or computer software developed or generated solely at private expense and considered to be proprietary by the Contractor or subcontractors, shall be delivered in accordance with DFARS 252.227-7013 and DFARS 252.227-7014.

H-9     Key Personnel

            (a)  The Contractor shall notify the Contracting Officer prior to making any change in key personnel.  Key personnel are identified as follows:

                         (1)  Personnel identified in the proposal as key individuals to be assigned for participation in the performance of the contract;

                         (2)  Personnel whose resumes were submitted with the proposal; or

                         (3)  Individuals who are designated as key personnel by agreement of the Government and the Contractor during negotiations.

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Key Personnel
•	William B. (Bert) Hornback, Program Manager, Irvine Sensors Corporation
•	Stewart Clark, Principal Investigator, Irvine Sensors Corporation
•	Angel A. Pepe, Responsible Manager, Prototype Fabrication, Irvine Sensors Corporation
•	Volkan H. Ozguz, Systems Engineer, Irvine Sensors Corporation
•	Jim Yamaguchi, Responsible Engineer, Packaging Development, Irvine Sensors Corporation
•	Christian Krutzik, Electronic Design Engineer, Irvine Sensors Corporation

           (b)  The Contractor must notify the COR that the qualifications of prospective replacement personnel are equal to or better than the qualifications of the personnel being replaced.  Notwithstanding any of the foregoing provisions, key personnel shall be furnished unless the Contractor has notified the COR of the qualifications of proposed substitute personnel, which are equal to or better than the qualifications of the personnel being replaced.

H-10     Subcontracts

             Evaluation during negotiations of subcontractor cost or pricing data shall not satisfy the requirements for consent pursuant to FAR 52.244-02 Subcontracts (AUG 1998) and its Alternate I.

H-11     Travel

             (a)  Reimbursement for travel-related expenses shall be in accordance with the Contractor’s approved travel policy.  The Federal Travel Regulations, Joint Travel Regulations (JTR), and Standardized Regulations as stated in FAR 31.205-46 will be used as a guide in determining reasonableness of per diem costs.  Costs for travel shall be allowable subject to the provisions of FAR 31.205-46.

             (b)  In connection with direct charge to the contract of travel-related expenses, the Contractor shall hold travel to the minimum required to meet the objectives of the contract, and substantial deviations from the amount of travel agreed to during contract negotiation shall not be made without the authorization of the Contracting Officer.  When applicable, the Contractor shall notify the COR of proposed travel of an employee beyond that agreed to during negotiations.

             (c)  Approval of the Contracting Officer shall be obtained in advance for attendance by personnel at training courses, seminars, and other meetings not directly related to contract performance if the costs for the courses, seminars, and other meetings are charged to the contract.

              (d)  All foreign travel shall be authorized and approved in advance, in writing, by the Contracting Officer.  Request for such travel must be submitted to the Contracting Officer at least forty-five (45) days in advance of traveler’s anticipated departure date, and shall include traveler’s itinerary of United States Flag Air Carriers.

H-12     Information Technology

             (a)  All Information Technology (IT) under this contract shall be “Year 2000 Compliant”.

             (b)  IT, as used in this part, means all computer related hardware and/or software purchased and/or developed under this contract.

             (c)  “Year 2000 compliant,” as used in this part, means, with respect to IT, that the IT accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other IT, used in combination with the IT being acquired, properly exchanges date/time data with it.

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H-13     Contractor’s Representations and Certifications

             The Contractor’s Representations and Certifications submitted on March 26, 2003 is incorporated herein by reference and made part of this contract.

H-14     Pre-Contract Cost

             The Advance Agreement to Authorize Incurrence of Pre-contract Costs dated March 25, 2003 is incorporated as Attachment No. 1 of the contract under Section J.

H-15     Military Security Classification

             Military security requirements in the performance of this contract shall be maintained in accordance with the DD Form 254 contained in Section J, Attachment No. 2.  The highest classification involved in the performance of this contract is TOP SECRET.

H-16     Option for Additional Effort

             (a)  The Government shall give the contractor a preliminary written notice of its intent to extend the contract at least thirty (30) days before the contract expires.  The preliminary notice does not commit the Government.

             (b)  The Government shall retain the right to require additional research and development within the terms and conditions of this contract.  The exercise of this right shall be preceded by the Government’s evaluation of criteria for the Go/No Go decision to be made at least forty-five (45) days prior to the expiration of the contract and preceded by negotiations leading to a fair and reasonable price for the additional effort.  To effect this right, the Government and the contractor shall execute a bilateral modification.

SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:

52.202-1	Definitions	DEC 2001
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	JUL 1995
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	JUN 1997
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JUL 1995
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	DEC 1998
52.215-16	Facilities Capital Cost of Money	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	OCT 1997

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52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data--Modifications	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.219-8	Utilization of Small Business Concerns	OCT 2000
52.222-2	Payment For Overtime Premiums (Note: The word “zero” is inserted in the blank spaces indicated by an asterisk)	JUL 1990
52.222-3	Convict Labor	AUG 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.223-6	Drug Free Workplace	MAY 2001
52.225-13	Restrictions on Certain Foreign Purchases	JUL 2000
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-11	Patent Rights—Retention By The Contractor (Short Form)	JUN 1997
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-22	Limitation Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	MAY 1999
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2 Alt I	Subcontracts (Aug 1998) - Alternate I	AUG 1998
52.244-5	Competition In Subcontracting	DEC 1996
52.245-5 (Dev)	Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) (Deviation)	JAN 1986
52.245-19	Government Property Furnished “As Is”	APR 1984
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-23	Limitation Of Liability	FEB 1997
52.246-24 Alt I	Limitation Of Liability—High Value Items (Feb 1997) - Alternate I	APR 1984
52.247-1	Commercial Bill Of Lading Notations	APR 1984
52.247-34	F.O.B. Destination	NOV 1991
52.247-63	Preference For U.S. Flag Air Carriers	JAN 1997
52.249-6	Termination (Cost Reimbursement)	SEP 1996
52.249-14	Excusable Delays	APR 1984
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	MAR 1999

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252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004	Required Central Contractor Registration	NOV 2001
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.205-7000	Provisions Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7000	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate Range Nuclear Forces (INF) Treaty	NOV 1995
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.225-7012	Preference For Certain Domestic Commodities	FEB 2003
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	DEC 2000
252.225-7025	Restriction on Acquisition of Forgings	JUN 1997
252.225-7026	Reporting Of Contract Performance Outside The United States	JUN 2000
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7015	Technical Data—Commercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7034	Patents—Subcontracts	APR 1984
252.227-7036	Declaration of Technical Data Conformity	JAN 1997
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	SEP 1999
252.242-7000	Postaward Conference	DEC 1991
252.242-7004	Material Management And Accounting System	DEC 2000
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	MAR 2000
252.245-7001	Reports Of Government Property	MAY 1994
252.246-7000	Material Inspection And Receiving Report	MAR 2003
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.251-7000	Ordering From Government Supply Sources	OCT 2002

CLAUSES INCORPORATED BY FULL TEXT

52.215-19     NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall—

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(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of clause)

52.244-6     SUBCONTRACTS FOR COMMERCIAL ITEMS (MAY 2002)

(a) Definitions.  As used this clause--

“Commercial item”,  has the meaning contained in the clause at 52.202-1, Definitions.

“Subcontract”,  includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)(1) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212(a)).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (JUN 2000) (46 U.S.C. Appx 1241) (flowdown not required for subcontracts awarded beginning May 1, 1996).

(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

(End of clause)

52.247-67     SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL SERVICES
ADMINISTRATION FOR AUDIT (JUN 1997)

(a)(1) In accordance with paragraph (a)(2) of this clause, the Contractor shall submit to the General Services Administration (GSA) for audit, legible copies of all paid freight bills/invoices, commercial bills of lading (CBL’s),

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passenger coupons, and other supporting documents for transportation services on which the United States will assume freight charges that were paid (i) by the Contractor under a cost-reimbursement contract, and (ii) by a first-tier subcontractor under a cost-reimbursement subcontract thereunder.

(2) Cost-reimbursement Contractors shall only submit for audit those CBL’s with freight shipment charges exceeding $50.00. Bills under $50.00 shall be retained on-site by the Contractor and made available for GSA on-site audits. This exception only applies to freight shipment bills and is not intended to apply to bills and invoices for any other transportation services.

(b) The Contractor shall forward copies of paid freight bills/invoices, CBL’s, passenger coupons, and supporting documents as soon as possible following the end of the month, in one package to the General Services Administration, ATTN: FWA, 1800 F Street, NW, Washington, DC 20405. The Contractor shall include the paid freight bills/invoices, CBL’s, passenger coupons, and supporting documents for first-tier subcontractors under a cost-reimbursement contract. If the inclusion of the paid freight bills/invoices, CBL’s, passenger coupons, and supporting documents for any subcontractor in the shipment is not practicable, the documents may be forwarded to GSA in a separate package.

(c) Any original transportation bills or other documents requested by GSA shall be forwarded promptly by the Contractor to GSA. The Contractor shall ensure that the name of the contracting agency is stamped or written on the face of the bill before sending it to GSA.

(d) A statement prepared in duplicate by the Contractor shall accompany each shipment of transportation documents. GSA will acknowledge receipt of the shipment by signing and returning the copy of the statement. The statement shall show—

(1) The name and address of the Contractor;
(2) The contract number including any alpha-numeric prefix identifying the contracting office;
(3) The name and address of the contracting office;
(4) The total number of bills submitted with the statement; and
(5) A listing of the respective amounts paid or, in lieu of such listing, an adding machine tape of the amounts paid showing the Contractor’s voucher or check numbers.

(End of clause)

52.252-2     CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):  http://www.acqnet.gov/far/

52.252-6     AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any N/A (48 CFR N/A) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

Section J - List of Documents, Exhibits and Other Attachments

Attachment No. 1 - Advance Agreement to Authorize Incurrence of Precontract Costs, dated March 25, 2003 (2 pages)

Attachment No. 2 - Contract Security Classification Specification, DD Form 254, dated April 11, 2003 (3 pages)